1. Organization and Recent Developments	12 Months Ended
Mar. 31, 2015
Organization, Consolidation and Presentation of Financial Statements [Abstract]
1. Organization and Recent Developments

Organization

Oculus Innovative Sciences, Inc. (the “Company”) was incorporated under the laws of the State of California in April 1999 and was reincorporated under the laws of the State of Delaware in December 2006. The Company’s principal office is located in Petaluma, California. The Company is a global specialty device and pharmaceutical company that develops, produces, and markets solutions for the treatment of dermatological conditions and advanced tissue care in the United States and internationally. The Company is pioneering innovative products for the dermatology, surgical, advanced tissue and skin care, and animal healthcare markets. The Company’s key proprietary technology platform is called Microcyn® Technology. This technology is based on electrically charged oxychlorine small molecules designed to target a wide range of organisms that cause disease (pathogens). Several Microcyn® Technology tissue care products are designed to treat infections and enhance healing while reducing the need for antibiotics.

Reverse Stock Split

Effective April 1, 2013, the Company effected a reverse stock split of its common stock, par value $0.0001 per share. Every 7 shares of common stock were reclassified and combined into one share of common stock. No fractional shares were issued as a result of the reverse stock split. Instead, each resulting fractional share of common stock was rounded up to one whole share. The reverse stock split reduced the number of shares of the Company’s common stock outstanding from 46,080,513 to 6,583,150. The total number of authorized shares of common stock was also proportionally decreased by a ratio of 1:7 and the par value per share of the common stock continued to be $0.0001.

All common shares and per share amounts contained in the consolidated financial statements have been retroactively adjusted to reflect a 1 for 7 reverse stock split.

Deconsolidation of Ruthigen, Inc.

On March 26, 2014, the Company deconsolidated its formerly wholly-owned subsidiary Ruthigen, Inc. (“Ruthigen”) in connection with the completion of Ruthigen’s initial public offering (“IPO”) of its common stock. As a result of the initial public offering, at March 31, 2014, the Company’s ownership interest in Ruthigen decreased to approximately 43%. The Ruthigen results of operations and cash flows through March 26, 2014 have been included in the Company’s consolidated financial statements. At March 31, 2015, the Company’s ownership interest in Ruthigen decreased to approximately 34%. See Note 8.

NASDAQ Listing Matters

On March 6, 2015, the Company received a letter from the Listing Qualifications staff of The NASDAQ Stock Market LLC, notifying the Company that, for the last 30 consecutive business days, it failed to comply with NASDAQ Listing Rule 5550(a)(2), which requires us to maintain a minimum bid price of $1.00 per share for our common stock. In accordance with Listing Rule 5810(c)(3)(A), NASDAQ granted the Company a compliance period of 180 calendar days, or until September 2, 2015, to regain compliance with the Listing Rule. If at any time during this 180 day period the closing bid price of the Company’s common stock is at least $1.00 for a minimum of 10 consecutive business days, it will regain compliance with the Listing Rule and NASDAQ will close the matter.

The letter has no effect on the listing or trading of the Company’s common stock at this time. However, there can be no assurance that the Company will be able to regain compliance with Listing Rule 5550(a)(2). The Company intends to cure the bid price compliance deficiency by effecting a reverse stock split, if necessary.